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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2007
                                                         ----------------

                        AMERICAN HOLDING INVESTMENTS, INC
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             (Exact name of registrant as specified in its charter)

    Las Vegas, Nevada                 000-29933                   77-0434471
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)

    221 N. Rampart Blvd. Las Vegas, Nevada                          89145
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  (Address of Principal Executive Officers)                       (Zip Code)

Registrant's telephone number, including area code: 702-569-7331
                                                  ----------------

                   221 N Rampart Blvd Las Vegas, Nevada 89145
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01

On October 15, 2007, American Holding Investments, Inc. entered into discussions with a private company concerning an exchange of shares, that if completed would result in American Holding Investments, Inc. acquiring operations described by SIC Codes 4814, 4815 and 4816 (telecommunications service, MasterCard and Computer Network/Information Services). The name of the company cannot be disclosed due to confidentiality concerns. No assurances can be given that the contemplated transaction will be completed or consummated.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007



                                  By: /s/ William Barber
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                                      William Barber
                                      Chief Financial Officer